UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 22, 2008

BlueStar Financial Group, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-152959	51-0665952
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1761 Washington Way, Suite 205 Richland, Washington 99352	99352
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(509) 781-0137
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 22, 2008, Blue Star Financial Group, Inc. (the “Company”) appointed Jeffrey Rassás to serve on the Board of Directors.  Mr. Rassás will join Mr. Paul Voorhees as a Board Member effective immediately.  Mr. Rassás is a 20-year veteran of entrepreneurial ventures and business management; he has extensive experience in funding, leading, developing and performing corporate turnarounds for numerous start-up ventures both private and public, across a variety of industries.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlueStar Financial Group, Inc. (Registrant)

Date: December 29, 2008
	By:	/s/ Paul Voorhees
Paul Voorhees
Chief Executive Officer Chief Financial Officer